Filed Pursuant to Rule 497(a)

File No. 333-178646

CĪON Investment Corporation A Business Development Company

Thank you for joining us for the CĪON Investment Corporation investor presentation. We hope the following video will provide you with a thorough understanding of our fund and educate you on some of the features associated with investing in a Business Development Company, or “BDC” as we will refer to it throughout the presentation.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This video is sales and advertising literature and must be preceded or accompanied by and read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. Additional copies of the prospectus may be obtained by contacting CĪON Securities, LLC at 800.435.5697 or by visiting www.CĪONinvestmentcorp.com.

Please note that this video is to be used in conjunction with and not as a replacement of CĪON’s current offering prospectus. If you have not reviewed the prospectus, please do so prior to watching this video. For your convenience, we’ve attached a copy of the current prospectus which can be found in the “attachments” section on the left side of the presentation window.

Interest Rates Are Near Historic Lows 1981 2015 Yield 1790 1810 1830 1850 1870 1890 1910 1930 1950 1970 1990 2010 2030 Lewitinn, Lawrence . “Here’s 222 years of interest rate history on one chart” . Talking Numbers . Yahoo Finance, September 18 , 2013 . “U . S . 30 Year Treasury Yield . ” U . S . Department of Treasury, October 2014 .

Let’s begin our discussion with an overview of the current interest rate environment.

For over 30 years interest rates have been in a steady decline, reaching historical lows after the economic crisis of 2008. This has led to depressed yields from traditional fixed rate investments, such as treasuries and corporate bonds.

2.33% 2.31% 3.36% 0.55% Treasury Bond - 10 Year Municipal Bond - 10 Year Corporate Bond - 10 Year Certificates of Deposit - 1 Year 1. “Composite Bond Yields.” www.bondsonline.com, October 2014. The rates reflected above and referenced herein are subject to cha nge if interest rates should rise or fall. 2. “Consumer Price Index.” Bureau of Labor Statistics, August 2014. 1.7% Current Inflation 2 Current Traditional Fixed Income Yields 1

Yields on government and corporate bonds are barely eclipsing the current rate of inflation and certificates of deposit are generating negative returns after inflation.

27 Yrs 35 Yrs Where are interest rates headed ? 37 Yrs 26 Yrs 36 Yrs 22 Yrs ? Yrs 1790 1810 1830 1850 1870 1890 1910 1930 1950 1970 1990 2010 2030 Yield Lewitinn, Lawrence . “Here’s 222 years of interest rate history on one chart” . Talking Numbers . Yahoo Finance, September 18 , 2013 . “U . S . 30 Year Treasury Yield . ” U . S . Department of Treasury, October 2014 .

As the U.S. works toward economic recovery and growth, a rise in interest rates may be on the horizon. Should this happen, it could adversely effect the value of any fixed rate investments in your portfolio.

Is Your Portfolio Properly Positioned to Mitigate Interest Rate Risk?

This begs an important question: is your portfolio properly positioned to mitigate interest rate risk?

Stocks Stocks Bonds Bonds Cash Cash

A traditional portfolio typically consists of three major asset classes: stocks, bonds, and cash. These investments will always be the foundation of a sound investment allocation strategy.

Where can investors find alternative sources of income? ARE TRADITIONAL INVESTMENT STRATEGIES ENOUGH? How can investors MITIGATE INTEREST RATE RISKS? How can investors further diversify their portfolios? Stocks Bonds Cash

However, traditional investments may not be enough to alleviate the effects of a potential rise in interest rates.

The good news is, there are alternatives.

CĪON Investment Corporation A Middle Market Focused Business Development Company Subadvised by:

CĪON Investment Corporation is a non-traded business development company, or “BDC”, that may help meet your alternative investment needs. A business development company is a publicly registered company designed to provide private U.S. companies with access to capital.

Risks and limitations include, but are not limited to, the following: ▪ Collateral securing senior secured loans may decrease in value ▪ Investment concentration risk ▪ Returns may be adversely affected by slow economic recovery as well as the downgrade in the US credit rating ▪ Value uncertainty of portfolio investments ▪ Share repurchase price may be lower than initial purchase price ▪ Portion of distributions may be a return of capital for tax purposes ▪ Management decisions may be subject to conflicts of interest ▪ Limited liquidity of shares ▪ Interest rate fluctuations may negatively impact floating rate investments ▪ Magnified losses may result due to leveraging ▪ Possible significant fluctuation of net asset value All fees, expenses, and obligations will affect net cash from operations, which is further detailed in the prospectus .

As with any investment, there are risks and limitations to investing in a BDC. Carefully consider the information found in the “Risk Factors” section of the prospectus prior to making any investment decisions. Among these risks, investors should be aware that collateral securing senior secured loans may decrease in value. Returns in the fund may be adversely affected by slow economic recovery as well as any downgrade in US credit rating. We cannot guarantee the value of portfolio investments at any given time. A portion of distributions paid by the fund may be a return of capital for tax purposes. Management decisions may be subject to conflicts of interest. Because CĪON is currently a non-traded product, liquidity of shares may be limited. Interest rate fluctuations may negatively impact any floating rate investments in the fund’s portfolio. Magnified losses may result due to leveraging and fluctuations in net asset value.

All fees, expenses, and obligations will affect net cash from operations, which is further detailed in the aforementioned Prospectus.

▪ Generate income ▪ To a lesser extent, capital appreciation Investment Objective(s)

CĪON’s investment objective is to generate monthly income and, to a lesser extent, capital appreciation for its investors.

Investment Focus Private Companies U.S. Companies

CĪON attempts to meet these objectives by primarily focusing on making investments in the debt of private and thinly-traded, U.S middle market companies.

Access to Experienced Investment Managers

CĪON provides investors with access to seasoned investment managers with decades of experience in credit investing: (transition to next slide)

Fund Sponsor Investment Management, LLC Sub Adviser

.....ICON Investments and Apollo Investment Management, a subsidiary of Apollo Global Management (which we’ll collectively refer to as “Apollo”).

Solutions - Based Alternative Investments

CĪON is sponsored by ICON Investments, an alternative investment manager with nearly 30 years experience providing institutional and individual investors with direct access to sophisticated, solutions-based alternative investment vehicles.

As of December 31 , 2014 . Please refer to Apollo’s latest periodic report, which is publicly available at www . sec . gov, for the definition of “Assets Under Management” or “AUM . ” 1990 Year Founded 867 Employees 11 Offices $160 Billion AUM

ICON engaged Apollo to act as sub-adviser to CĪON.

As subadviser, Apollo brings an unparalleled platform of experienced investment professionals who have made investments on behalf of some of the largest institutional investors in the world.

Founded in 1990, Apollo has over 800 employees across 11 offices worldwide with assets under management totaling over $160 Billion.

$108 Billion Credit Assets Under Management As of December 31 , 2014 . Please refer to Apollo’s latest periodic report, which is publicly available at www . sec . gov, for the definition of “Assets Under Management” or “AUM . ” Billion

With more than $100 billion in assets allocated to credit investments, Apollo is one of the largest credit investors in the world.

Access to Private Debt

CĪON exposes investors to debt investments that are not readily available on a public exchange, yet may be some of the country’s more recognizable brands.....

The listed companies are representative of U . S . private companies across a variety of industries that are or have been in CĪON’s portfolio . It should not be assumed that investments in such companies will be profitable . CĪON’s public filings contain a complete listing of portfolio holdings .

(continued script/transition from previous) ...many of which produce goods and services that we use on a daily basis. The logos represented here are just a snapshot of some of the more widely recognizable companies that CĪON has invested in. Because the portfolio is constantly evolving, we urge investors to visit our website, CĪONinvestmentcorp.com, to review the fund’s most recent financials for a complete overview of the portfolio’s current holdings.

Private U.S. Middle Market Companies Publicly Traded Markets Institutional Investors / High Net Worth Investors

Access to private, middle market debt has been traditionally available only to institutional and high-net-worth individuals.

Private U.S. Middle Market Companies Investments Investments 1. Net worth and annual gross income represent minimum amounts . Net worth excludes home, home furnishings, and personal automobiles . In addition to general suitability requirements, there are state - specific suitability requirements that must be met . For complete information, please refer to the suitability section of the prospectus . General Suitability Standards (1) ▪ Net worth of $70,000 and annual gross income of $70,000; ▪ Or net worth of $250,000. Qualified Individual Investors

Through CĪON, qualified individual investors will now have the ability to invest in private debt as well. CĪON simply pools investor capital and deploys it in the form of loans to companies seeking funds to finance their operations.

Access to Alternative Sources of Income

CĪON then seeks to provide investors with monthly cash flow derived from the interest payments on those loans, which are structured primarily as floating rate, senior secured investments.

% Interest Rate Potential Effects on Fixed Rate Investments Value Interest Income

Now let’s take a look at how a change in interest rate affects fixed rate investments – a potential investment concern discussed earlier. Interest rates and fixed rate investments have an inverse relationship. When interest rates fall, the value of fixed rate investments rise.

% Interest Rate Potential Effects on Fixed Rate Investments Value Interest Income

However, when interest rates rise, the value of fixed rate investments fall.

CĪON Can Help Mitigate Against Interest Rate Risk Potential Effects on Floating Rate Investments Value Interest Rate Income Rate Income or The above discussion does not take into account all factors that may impact income . Interest rate fluctuations can have a negative impact on investments and accordingly, can adversely impact our ability to achieve our objectives and targeted rate of return .

CĪON’s portfolio consists primarily of floating rate loans to combat the effects of a potential rise in rates. Unlike fixed rate loans, the coupon payments of floating rate loans rise and fall with changes in interest rates, so that the value of the loans typically remains stable.

Capital Structure Senior Secured Loans Bonds Equity Payment Priority Higher Lower Potential Characteristics ▪ Collateralized by company’s assets ▪ Highest Payment Priority ▪ Attractive risk - adjusted returns Although senior secured loans may carry the least amount of risk amongst the capital structure, they should not be misconstrued as carrying no risk at all . For example, there is a risk that the collateral securing our loans may decrease in value . Capital Structure Senior Secured Loans Bonds Equity

Additionally, in an effort to minimize potential losses and provide attractive risk adjusted returns, CĪON intends to focus primarily on structuring its investments as senior secured loans, which are collateralized by a company’s assets and generally have the highest payment priority among all investments in a company. While we believe senior secured loans provide the most downside protection for our investors, any investment along the capital structure carries risk of loss and/or default.

Private U.S. Middle Market Companies Repayments Distributions Qualified Individual Investors

The interest payments that CĪON receives from its loans are then passed on to investors in the form of monthly distributions.

7.00% Current Annual Distribution Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant public offering price per share . The determination of the tax attributes of CĪON’s distributions is made annually as of the end of CĪON’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year . Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year . CĪON intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income . The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099 - DIV . The payment of future distributions on CĪON’s common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions . CĪON may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non - capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense reimbursements from ICON Investment Group, LLC (“IIG”), which are subject to recoupment . To date, distributions have not been paid from offering proceeds or borrowings . To date, if expense reimbursements from IIG were not supported, some or all of the distributions may have been a return of capital for tax purposes ; however, distributions have not included a return of capital for tax purposes as of the date hereof . CĪON has not established limits on the amount of funds it may use from available sources to make distributions . A substantial portion of CĪON’s distributions have resulted, and future distributions may result, from expense reimbursements from IIG, which are subject to repayment by CĪON within three years . The purpose of this arrangement is to avoid such distributions being characterized as returns of capital for tax purposes . Shareholders should understand that any such distributions are not based on CĪON’s investment performance, and can only be sustained if CĪON achieves positive investment performance in future periods and/or IIG continues to make such expense reimbursements . Shareholders should also understand that CĪON’s future repayments will reduce the distributions that they would otherwise receive . There can be no assurance that CĪON will achieve such performance in order to sustain these distributions, or be able to pay distributions at all . IIG has no obligation to provide expense reimbursements to CĪON in future periods .

CĪON is currently paying a 7% annual distribution, which is expressed as a percentage equal to the projected annualized distribution amount divided by the relevant public offering price. There is no absolute assurance as to the amount or timing of such distributions. Tax attributes on distributions are determined annually and reported on the Form 1099.

To date, distributions have not been paid from offering proceeds or borrowings nor do they include a return of capital, however, they can be funded from any sources available.

Please take a moment to read and understand these disclosures. Questions may be directed to your financial advisor. Tax inquiries should be directed to your tax advisor.

= Access

To recap, CĪON provides investors with access to a compelling asset class that complements a diversified investment allocation strategy...

(transition to next slide)

Fund Focus Fund Characteristics Additional portfolio diversification Alternative Strategy Experienced investment professionals ICON Investments & Apollo Mitigate interest rate risks Floating Rate Investments Private U.S. middle market companies Private Debt Risk - adjusted returns Senior Secured Loans Alternative source of income Distributions %

.....with an investment focus of providing investors with monthly distributions and risk-adjusted returns by making investments in floating rate, senior secured loans to private US companies.

(Let page sit for about 6/7 seconds after verbiage is completed)

Thank You. www.CĪONinvestmentcorp.com Questions? Contact your financial advisor. CĪON Investment Management, LLC manages CĪON Investment Corporation (“CĪON”), which is currently offering up to 100 , 000 , 000 shares of common stock . CĪON Securities, LLC, member FINRA/SIPC, serves as distributor for funds sponsored by ICON Investments .

We thank you for your time and hope that this video has provided you with a better understanding of BDCs and more specifically, CĪON. We urge you to speak with your financial advisor before making any investment decisions.